Exhibit 32.1
Certification of the Chief Executive Officer of Energy Transfer Partners GP, L.P.
18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with this Quarterly Report on Form 10-Q of Energy Transfer Partners, L.P. for the quarter ended March 31, 2017, I, Kelcy L. Warren, Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Energy Transfer Partners, L.P.

Date: May 4, 2017

/s/ KELCY L. WARREN
Name: Kelcy L. Warren
Chief Executive Officer